UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant ☒	Filed by a party other than the registrant ☐

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HELIX ENERGY SOLUTIONS GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HELIX ENERGY SOLUTIONS GROUP, INC.
ADDITIONAL INFORMATION MATERIAL

CHANGE TO VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Helix Energy Solutions Group, Inc., a Minnesota corporation (referred to herein as “Helix,” “we” or “our”), is providing you with this supplement (this “Supplement”) to the definitive proxy statement (the “Proxy Statement”) for our 2020 Annual Meeting of Shareholders (our “2020 Annual Meeting”). This Supplement provides additional information to the Notice of 2020 Annual Meeting of Shareholders (the “Notice”) previously filed by Helix with the Securities and Exchange Commission (the “SEC”) on April 7, 2020 and mailed on or about that date to shareholders of record as of March 23, 2020, the record date for our 2020 Annual Meeting.

The information in this Supplement is in addition to the information provided in the Proxy Statement, and except for the changes described herein, this Supplement does not modify any other information set forth in the Proxy Statement. THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

CHANGE TO VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

The Notice informs shareholders eligible to vote of the date, time and location of our 2020 Annual Meeting. The Notice indicates that our 2020 Annual Meeting will occur at Helix’s corporate office, 3505 West Sam Houston Parkway North, Suite 400, Houston, Texas 77043, subject to change to a “virtual” meeting instead of a physical meeting. As part of our concern regarding the health and safety of our shareholders, directors, officers, employees, meeting attendees and the general public in light of the current COVID-19 outbreak, the format of our 2020 Annual Meeting has been changed to a virtual meeting format only, to be held via live audio webcast.

Shareholders and Guests

You may access our 2020 Annual Meeting on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure that your browser is compatible. You may log in to the webcast portal fifteen (15) minutes prior to the meeting. If you experience any difficulty logging in, you may call 1.800.468.9716 for assistance.

Shareholders – To log in to the virtual meeting:
•Go to https://web.lumiagm.com/289840748.
•Click on “I have a control number”.
◦Registered shareholders – Enter the control number found in the upper right-hand corner of your proxy card.
◦Beneficial shareholders – Please contact your broker, bank or other nominee to obtain a “meeting attendance number” at least five (5) days prior to the meeting. This number will be used, instead of the control number on your voting instruction form, to gain access to the meeting.
•Enter the following Meeting Code: “HelixESG2020” (case sensitive).

Guests – To log in to the virtual meeting:
•Go to http://web.lumiagm.com/289840748.
•Click on “Guest Access”.
•Answer the brief questions (name, company, email).

Upon admission to the virtual meeting, shareholders will be able to participate in the meeting, securely vote, submit questions or comments to management, and access a copy of the shareholder list (by clicking on a link), just as one could at an in-person meeting. Guests will also be able to access the meeting and listen to the live audio webcast.

THIS SUPPLEMENT HEREBY PROVIDES NOTICE TO HELIX’S SHAREHOLDERS OF ITS DECISION TO CHANGE THE FORMAT OF OUR 2020 ANNUAL MEETING TO A VIRTUAL LIVE AUDIO WEBCAST. Our 2020 Annual Meeting will still be held on Wednesday, May 20, 2020 at 8:30 a.m. Central Daylight Time.

We believe that this format change is in the best interests of our shareholders, directors, officers, employees, meeting attendees and the general public.

Please note the following regarding the shareholder voting process:

•If a shareholder has already submitted a proxy card or voting instructions to Helix, there is no need to resubmit a proxy card or voting instructions, unless the shareholder wishes to change votes previously cast. Proxy cards or voting instructions, previously received by Helix and providing voting directions, will remain valid and in effect and will be voted as directed;
•Helix will not make available or distribute, and shareholders do not need to sign, new proxy cards or submit new voting instructions solely as a result of the change in meeting format;
•Registered shareholders will be able to securely vote during the meeting (until the polls are closed), in accordance with the instructions provided on their proxy card, by clicking on a link that will provide access to an online voting site; and
•Beneficial shareholders will be able to securely vote during the meeting (until the polls are closed) by clicking on a link that will provide access to a voting ballot, which may be completed and emailed to EQSS-ProxyTabulation@equiniti.com. To vote during the meeting, beneficial shareholders first must have obtained a legal proxy from their broker, bank or other nominee, which must be submitted, via email, either in advance of the meeting to EQSS-ProxyTabulation@equiniti.com or along with the voting ballot during the meeting.

For holders of our common stock, whether or not you plan to attend our 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the Proxy Statement. The proxy card included with the proxy materials previously distributed may be used to vote your stock in connection with our 2020 Annual Meeting. While it is not necessary if you have submitted your proxy in advance, you may vote during our 2020 Annual Meeting by following the instructions contained in this Supplement.

ADDITIONAL INFORMATION

Your vote is important. Before making any voting decision Helix encourages all shareholders to carefully read the proxy materials, including the Proxy Statement and our 2020 Annual Report, which contains Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 27, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 20, 2020: The Helix Energy Solutions Group, Inc. 2020 Proxy Statement and Annual Report to Shareholders (including our Annual Report on Form 10-K) for the fiscal year ended December 31, 2019 are available electronically at www.HelixESG.com/annualmeeting.

Helix files annual, quarterly and current reports, proxy statements and other information with the SEC. Shareholders can read these SEC filings over the Internet at the SEC's website at www.sec.gov or on Helix’s website at https://helixenergysolutionsgroupinc.gcs-web.com/financial-information/sec-filings.